                           SCHEDULE 14A INFORMATION
          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement      [_]  Confidential, for Use of the
                                           Commission Only (as permitted by
                                           Rule 14a-6(a)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                       POCAHONTAS BANKSHARES CORPORATION
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

                       POCAHONTAS BANKSHARES CORPORATION
--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies:

     --------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     --------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     --------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     --------------------------------------------------------------------------


     (5) Total fee paid:

     --------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     --------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     --------------------------------------------------------------------------


     (3) Filing Party:

     --------------------------------------------------------------------------


     (4) Date Filed:

     --------------------------------------------------------------------------

Notes:

                       POCAHONTAS BANKSHARES CORPORATION
                              500 Federal Street
                        Bluefield, West Virginia 24701


March 30, 1999

Dear Shareholder:

   You are cordially invited to attend the Annual Meeting of Shareholders of Pocahontas Bankshares Corporation, (the "Company") a West Virginia corporation and owner of 100% of the outstanding common stock of its subsidiaries, First Century Bank, N.A., Bluefield, West Virginia and First Century Bank, Wytheville, Virginia, which will be held on Tuesday, April 20, 1999, at 11:00 o'clock a.m., at Fincastle Country Club, Route 720, Double Gates, Bluefield, Virginia.

  It is important that your shares be represented at the meeting. Whether or not you plan to attend the meeting, you are requested to complete, date, sign and return the enclosed proxy in the enclosed envelope for which postage has been paid. If you have any questions regarding the information in the attached proxy materials, please do not hesitate to call First Century Bank, N.A., (304)325-8181.

  You will be asked at the meeting to fix the number of directors for the Company for the ensuing year at fourteen (14), and to elect the nominees submitted for your consideration in the accompanying Proxy Statement. You will also be asked to ratify the selection of independent auditors for the Company for the year ending December 31, 1999. Additionally, you will be asked to approve an amendment to the Articles of Incorporation changing the Company's name to First Century Bankshares, Inc.

  You are urged to read this accompanying Proxy Statement carefully, as it contains detailed information regarding the nominees for directors of the Corporation, the independent auditors of the Corporation and the proposed amendment of the Articles of Incorporation.

                                        Very truly yours,

                                        /s/ B. L. Jackson Jr.
                                        B. L. Jackson Jr.
                                        Chairman of the Board

                                        /s/ R. W. Wilkinson
                                        R.W. Wilkinson, President
                                        and Chief Executive Officer

                       POCAHONTAS BANKSHARES CORPORATION
                              500 Federal Street
                        Bluefield, West Virginia  24701

                    ________________________________________

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                    ________________________________________


TIME.......................             11:00 a.m. on Tuesday, April 20, 1999

PLACE......................             Fincastle Country Club
                                        Route 720, Double Gates
                                        Bluefield, Virginia

ITEMS OF BUSINESS..........             (1)  To fix the number of directors for
                                             the Company for the ensuing year at
                                             fourteen (14) and to elect the
                                             nominees submitted for your
                                             consideration;
                                        (2)  To approve an amendment to the
                                             Articles of Incorporation changing
                                             the Company's name to First Century
                                             Bankshares, Inc.;
                                        (3)  Ratify the selection of the
                                             Company's independent auditors for
                                             the fiscal year ending December 31,
                                             1999; and
                                        (4)  To transact such other business
                                             as may properly come before the
                                             meeting. The Board of Directors at
                                             present knows of no other business
                                             to come before the annual meeting.

RECORD DATE................             Only those shareholders of record at
                                        the close of business on March 25,
                                        1999 shall be entitled to notice  and
                                        to vote at the meeting.

ANNUAL REPORT..............             Our 1998 Annual Report, which is not
                                        a part of the proxy materials, is
                                        enclosed.

PROXY VOTING...............             It is important that your shares be
                                        represented and voted at the Meeting.
                                        Please MARK, SIGN, DATE and PROMPTLY
                                        RETURN the enclosed proxy card in the
                                        postage-paid envelope.  Any proxy may
                                        be revoked prior to its exercise at
                                        the Meeting.


March 30, 1999.............                                      B. L. Jackson
                                                         Chairman of the Board

                               TABLE OF CONTENTS

PROXY STATEMENT..........................................................   1
     Shareholders Entitled to Vote.......................................   1
     Proxies.............................................................   1
     Vote By Mail........................................................   1
     Voting at the Annual Meeting........................................   1
     Voting of Other Matters.............................................   1
     List of Shareholders................................................   2
     Required Vote.......................................................   2
     Cost of Proxy Solicitation..........................................   2
     Shareholder Account Maintenance.....................................   3
     Section 16(a) Beneficial Ownership Reporting Compliance.............   3

RECENT DEVELOPMENTS......................................................   3
     Acquisition of Branches.............................................   3
     Consolidation of Virginia and West Virginia Subsidiaries............   3

GOVERNANCE OF THE COMPANY................................................   3
     Board and Committee Membership......................................   3
     The Executive Committee.............................................   4
     The Audit and Compliance Committee..................................   4
     Compensation Committee..............................................   4
     Related Transactions................................................   4
     Indemnification.....................................................   5
     Fees and Benefit Plans for Directors................................   5
     Meeting Fees........................................................   5

ITEM 1 -- ELECTION OF DIRECTORS..........................................   6
     Security Ownership of Directors and Officers........................   6
     Family Relationships................................................   6
     Retirement of John C. Shott.........................................   6

NOMINEES FOR DIRECTORS WHOSE TERMS EXPIRE IN 2000........................   7

ITEM 2 -- APPROVAL OF AMENDMENT TO ARTICLES OF INCORPORATION.............   9

ITEM 3 -- APPROVAL OF AUDITORS...........................................   9

EXECUTIVE COMPENSATION...................................................  10
     Cash Compensation...................................................  10
     Summary Compensation Table..........................................  10

OPTION GRANTS IN 1998....................................................  11

EXECUTIVE COMPENSATION COMMITTEE REPORT..................................  12
     Overview of Compensation Philosophy.................................  12
          Salaries.......................................................  12
          Executive Annual Incentive Awards..............................  12
          Long-term Incentive Compensation...............................  12

     Evaluation of Executive Performance.................................  12
     Total Compensation..................................................  13
     Salaries............................................................  13
          President and CEO..............................................  13
          Other Named Executive Officer..................................  13
     Executive Annual Incentive Awards...................................  13
     Long-Term Incentive Compensation - Stock Option Plan................  13
          President and CEO..............................................  14
          Other Named Executive Officer..................................  14
     Glossary............................................................  14
          Committee......................................................  14
          Executive Bonus Awards.........................................  14
          Stock Options..................................................  14
          Named Executive Officers.......................................  14
          Peer Group.....................................................  14
     The Executive Compensation Committee................................  14
     Pocahontas Bankshares...............................................  15
          Retirement Savings Plan........................................  15
          Pension Plan...................................................  15

PERFORMANCE GRAPH........................................................  17

PRINCIPAL STOCKHOLDERS...................................................  18

REQUIREMENTS, INCLUDING DEADLINES, FOR SUBMISSION
OF PROXY PROPOSALS, NOMINATION OF DIRECTORS AND
OTHER BUSINESS OF SHAREHOLDERS...........................................  19
     Stock Transfers.....................................................  19

FORM 10-K................................................................  19

EXHIBIT A................................................................  20

                                               Pocahontas Bankshares Corporation
                                               500 Federal Street
                                               Bluefield, West Virginia 24701

                                PROXY STATEMENT
--------------------------------------------------------------------------------

     These proxy materials are delivered in connection with the solicitation by the Board of Directors of Pocahontas Bankshares Corporation ("Pocahontas," the "Company," "we," or "us"), a West Virginia corporation, of proxies to be voted at our 1999 Annual Meeting of Shareholders and at any adjournment or postponement.

     You are invited to attend our Annual Meeting of Shareholders on April 20, 1999, beginning at 11:00 a.m. The Meeting will be held at the Fincastle Country Club, Route 720, Double Gates, Bluefield, Virginia.

     This Proxy Statement, form of proxy and voting instructions are being mailed starting March 30, 1999.

SHAREHOLDERS ENTITLED TO VOTE

     Holders of record of Pocahontas common shares at the close of business on March 25, 1999 are entitled to receive this notice and to vote their shares at the Annual Meeting. As of that date, there were 2,000,000 common shares outstanding. Each common share is entitled to one vote on each matter properly brought before the Meeting.

PROXIES

     Your vote is important. Shareholders of record may vote their proxies by mail. If you choose to vote by mail, a postage-paid envelope is provided.

     Proxies may be revoked at any time before they are exercised by (1) written notice to the Secretary of the Company, (2) timely delivery of a valid, later-dated proxy or (3) voting at the Annual Meeting.

     YOU MAY SAVE US THE EXPENSE OF A SECOND MAILING BY VOTING PROMPTLY. Choose one of the following voting methods to cast your vote.

VOTE BY MAIL

     If you choose to vote by mail, simply mark your proxy, date and sign it, and return it to us in the postage-paid envelope provided.

VOTING AT THE ANNUAL MEETING

     The method by which you vote now will in no way limit your right to vote at the Annual Meeting if you later decide to attend in person. If your shares are held in the name of a bank, broker or other holder of record, you must obtain a proxy, executed in your favor, from the holder of record to be able to vote at the Meeting.

     All shares that have been properly voted and not revoked will be voted at the Annual Meeting in accordance with your instructions. If you sign your proxy card but do not give voting instructions, the shares represented by that proxy will be voted as recommended by the Board of Directors.

VOTING OF OTHER MATTERS

     If any other matters are properly presented at the Annual Meeting for consideration, the persons named in the enclosed form of proxy will have the discretion to vote on those matters for you. At the date this proxy statement went to press, we do not know of any other matter to be raised at the Annual Meeting.

LIST OF SHAREHOLDERS

     A list of shareholders entitled to vote at the Annual Meeting will be available at the Annual Meeting and for ten days prior to the Meeting, between the hours of 8:45 a.m. and 4:30 p.m., at our offices at 500 Federal Street, Bluefield, West Virginia 24701, by contacting the Secretary of the Company.

REQUIRED VOTE

     The presence, in person or by proxy, of the holders of a majority of the votes entitled to be cast by the shareholders entitled to vote at the Annual Meeting is necessary to constitute a quorum. Abstentions and broker "non-votes" are counted as present and entitled to vote for purposes of determining a quorum. A broker "non-vote" occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power for that particular item and has not received instructions from the beneficial owner.

     A plurality of the votes cast is required for the election of Directors. Abstentions and broker "non-votes" are not counted for purposes of the election of Directors.

     In the election of directors, shareholders cast one (1) vote for each nominee for each share held. However, every shareholder has the right of cumulative voting, in person or by proxy, in the election of directors. Cumulative voting gives each shareholder the right to aggregate all votes which he or she is entitled to cast in the election of directors and to cast all such votes for one candidate or distribute them among as many candidates and in such a manner as the shareholder desires.

     At our 1999 Annual Meeting, the number of directors to be elected is fourteen (14). Each shareholder has the right to cast fourteen (14) votes in the election of directors for each share of stock held on the record date. If you wish to exercise, by proxy, your right to cumulative voting in the election of directors, you must provide a proxy showing how your votes are to be distributed among one or more candidates. Unless contrary instructions are given by a shareholder who signs and returns a proxy, all votes for the election of directors represented by such proxy will be divided equally among the fourteen
(14) nominees. If cumulative voting is invoked by any share-holder, the vote represented by the proxies delivered pursuant to this solicitation, which do not contain contrary instructions, may be cumulated at the discretion of the Board of Directors of Pocahontas Bankshares Corporation in order to elect to the Board of Directors the maximum nominees named in this proxy statement.

     On the record date, there were 2,000,000 shares of common stock outstanding which are held by approximately 610 share-holders of record. A majority of the outstanding shares of Pocahontas Bankshares Corporation will constitute a quorum at the meeting.

     The affirmative vote of two thirds (2/3) of the shares outstanding is required to approve the Amendment to the Articles.

     The affirmative vote of a majority of the votes cast is required to approve the appoint-ment of PricewaterhouseCoopers, LLP. Abstentions and broker "non-votes" are not counted for purposes of approving this matter.

COST OF PROXY SOLICITATION

     We will pay the expenses of soliciting proxies. Proxies may be solicited on our behalf by Directors, officers or employees in person or by telephone, electronic transmission, facsimile transmission or by telegram. Brokers, fiduciaries, custodians and other nominees have been requested to forward solicitation materials to the beneficial owners of the Company's common stock. Upon request we will reimburse these entities for their reasonable expenses.

SHAREHOLDER ACCOUNT MAINTENANCE

     We act as our own Transfer Agent. All communications concerning accounts of shareholders of record, including address changes, name changes, inquiries as to requirements to transfer common shares and similar issues can be handled by calling the Financial Services Division of First Century Bank, N.A. at (304) 324-3276.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires our Directors and executive officers to file reports of holdings and transactions in Pocahontas shares with the SEC. Based on our records and other information, we believe that in 1998 our Directors and executive officers met all applicable SEC filing requirements.

--------------------------------------------------------------------------------

                              RECENT DEVELOPMENTS
--------------------------------------------------------------------------------

ACQUISITION OF BRANCHES

     On December 23, 1998, the Company executed an agreement to purchase the assets and assume certain liabilities of a branch owned by City National Bank of West Virginia.

     The branch acquired from City National Bank of West Virginia is located in Hinton, West Virginia. Pocahontas will pay approximately $5 million for the Hinton Branch.

     On March 11, 1999, the Company filed an application with the Office of the Comptroller of the Currency to acquire the branch. We anticipate regulatory approval sometime in early April. Assuming receipt of regulatory approval, we anticipate this transaction will close on May 21, 1999. Upon consummation, the Company will have assets of approximately $360 million.

CONSOLIDATION OF VIRGINIA AND WEST VIRGINIA SUBSIDIARIES

     On March 11, 1999, the Company filed an application with the Office of the Comptroller of the Currency to consolidate its Virginia subsidiary, First Century Bank, into its West Virginia subsidiary, First Century Bank, N.A. As a result of this transaction, the Company will have a single subsidiary with branch offices located in Wytheville, Fort Chiswell, and Bluefield, Virginia, and Bluefield, Oceana, Pineville and Princeton, West Virginia.

     Assuming receipt of regulatory approval, we anticipate the consolidation will occur on May 14, 1999.

--------------------------------------------------------------------------------

                           GOVERNANCE OF THE COMPANY
--------------------------------------------------------------------------------

BOARD AND COMMITTEE MEMBERSHIP

     During 1998, the Board of Directors met 5 times. The Board of Directors of the Company has a standing Executive Committee, Audit & Compliance Committee and Compensation Committee. The following directors attended fewer than 75% of the aggregate of the total number of meetings of the Board of Directors and all committees of the board on which he served: C. E. Richner, John C. Shott, and Scott H. Shott.

------------------------------------------------------------------------
                                   Executive    Audit &     Compensation
   Name                    Board   Committee   Compliance     Committee
   ----                    -----   ---------   ----------     ---------
   Paul Cole, Jr.            X
   Eustace Frederick         X                     X*
   B. L. Jackson, Jr.        X*
   Robert M. Jones, Jr.      X         X*                         X*
   Harold L. Miller          X
   Charles A. Peters         X         X                          X
   C. E. Richner             X                     X
   Byron K. Satterfield      X         X
   John C. Shott             X                     X
   Scott H. Shott            X         X                          X
   Walter L. Sowers          X
   J. Brookins Taylor        X
   Frank W. Wilkinson        X
   R. W. Wilkinson           X         X

   1998 Meetings             5         6           4              3

   -----------
   * Chair
------------------------------------------------------------------------


THE EXECUTIVE COMMITTEE

     The Executive Committee is comprised of five directors, Robert M. Jones, Jr., Charles A. Peters, Byron K. Satterfield, Scott H. Shott and R. W. Wilkinson. The Executive Committee makes recommendations regarding nominees to the Board of Directors, and is responsible for the management of the budget, development of policies and implementation of such policies and review of personnel and salaries. The Executive Committee performs such duties and exercises the powers delegated to it by the Board of Directors.

THE AUDIT AND COMPLIANCE COMMITTEE

     The Compliance and Audit Committee has the primary responsibility to review and evaluate significant matters relating to audit, internal control and compliance. It reviews, with representatives of the independent auditors, the scope and results of the examination of financial statements, audit fees and any recommendations with respect to internal controls and financial matters. This committee is also responsible for monitoring trust activities, including the review of the assets in each trust as to their safety and current value, and the advisability of retaining or disposing of such assets. Current members of this committee are Eustace Frederick, John C. Shott and C. E. Richner as well as two
(2) directors from the subsidiary bank's board of directors.

COMPENSATION COMMITTEE

     The Compensation Committee consists of the non-employee members of the Executive Committee. This Committee establishes the compensation and evaluates the performance of the President and CEO and other executive officers.

RELATED TRANSACTIONS

     Directors and executive officers of the Company and its subsidiaries, members of their immediate families, and business organizations and individuals associated with them have been customers of, and have had normal banking transactions with, Pocahontas Bankshares Corporation. All such transactions were made in the ordinary course of business, were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and did not involve more than the normal risk of collectibility or present other unfavorable features.

INDEMNIFICATION

     We indemnify our Directors and officers to the fullest extent permitted by law so that they will serve free from undue concern that they will not be indemnified. This is required under our By-laws.

FEES AND BENEFIT PLANS FOR DIRECTORS

     Directors of the Company do not receive a fee for their services. Board fees are paid by our subsidiary banks. Directors of Pocahontas Bankshares Corporation receive the following compensation.

     MEETING FEES. Directors of the Company are paid $300 for each board meeting attended during the year. Non-employee Directors also receive a fee of $100 for each committee meeting attended. Directors of the Company who are also directors of the various subsidiaries receive compensation as follows: First Century Bank, N.A. - $200 for each board meeting attended and $100 for each committee meeting attended; First Century Bank - $100 for each board meeting attended and $50 for each committee meeting attended.

     Effective immediately following last year's Annual Meeting, employee directors no longer receive board fees for their service on the Company's Board and on the boards of the Company's subsidiaries.

                        ITEM 1 -- ELECTION OF DIRECTORS
--------------------------------------------------------------------------------

     The Board of Directors consists of one class of fourteen (14) Directors. Fourteen (14) Directors will be elected at our 1999 Annual Meeting to serve for a one-year term expiring at our Annual Meeting in the year 2000.

     The persons named in the enclosed proxy intend to vote the proxy for the election of each of the fourteen nominees, unless you indicate on the proxy card that your vote should be withheld from any or all of such nominees. Each nominee elected as a Director will continue in office until his or her successor has been elected, or until his or her death, resignation or retirement.

     The Board of Directors has proposed the following nominees for election as Directors with terms expiring in 2000 at the Annual Meeting: Paul Cole, Jr., Eustace Frederick, B. L. Jackson, Jr., Robert M. Jones, Jr., Harold L. Miller, Charles A. Peters, C. E. Richner, Byron K. Satterfield, John H. Shott, Scott H. Shott, Walter L. Sowers, J. Brookins Taylor, Frank W. Wilkinson and R. W. Wilkinson.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THESE NOMINEES FOR ELECTION AS DIRECTORS.

     We expect each nominee for election as a Director to be able to serve if elected. If any nominee is not able to serve, proxies will be voted in favor of the remainder of those nominated and may be voted for substitute nominees, unless the Board chooses to reduce the number of Directors serving on the Board.

     The principal occupation and certain other information about the nominees for Director are set forth on the following pages.

SECURITY OWNERSHIP OF DIRECTORS AND OFFICERS

     As of February 28, 1999, Directors and the named executive officers of the
Company:

 .    owned beneficially, directly or indirectly, the number of shares of common stock indicated; and

 .    held the number of options exercisable within sixty (60) days after that date, to purchase the number of shares indicated pursuant to the Company's Stock Option Plans.

     All Directors and executive officers as a group owned 453,185 shares or 22.54% of the Company's common stock.

FAMILY RELATIONSHIPS

     Mr. Frank W. Wilkinson is the son of R. W. Wilkinson. Scott H. Shott is John H. Shott's uncle. John H. Shott is the son of John C. Shott.

RETIREMENT OF JOHN C. SHOTT

     Effective April 20, 1999, John C. Shott will retire from the Company's Board of Directors. We thank Mr. Shott for his many years of dedicated service.

                                                                                         Amount of Beneficial
       Name and Age as of the                Position, Principal Occupation             Ownership of Shares of
    April 20, 1999 Meeting Date           Business Experience and Directorships        Common Stock and Options
----------------------------------------------------------------------------------------------------------------
                                   NOMINEES FOR DIRECTORS WHOSE TERMS EXPIRE IN 2000
----------------------------------------------------------------------------------------------------------------
                                                                                       Shares     Options   %
----------------------------------------------------------------------------------------------------------------
Paul Cole, Jr. ................ 67    President, Cole Motor Company and Cole             20,500     1,000   1.06%
                                      Chevrolet - Cadillac; Director of the
                                      Company since 1998.
----------------------------------------------------------------------------------------------------------------
Eustace Frederick.............. 68    Mining Engineering Consultant; formerly             3,200     1,000   *
                                      Senior Vice President, Consolidation Coal
                                      Company; Director of the Company since
                                      1987.
----------------------------------------------------------------------------------------------------------------
B. L. Jackson ................. 74    Formerly, President, The First National Bank       12,780     1,000   *
                                      of Bluefield.  Chairman of the Board of the                           *
                                      Company.  Director of the Company since
                                      1983.
 ----------------------------------------------------------------------------------------------------------------
Robert M. Jones ............... 46    Physician and Surgeon.  Director of the            62,856     1,000   3.17%
                                      Company since 1993.
----------------------------------------------------------------------------------------------------------------
Harold L. Miller .............. 64    Former President, Flat Top Insurance                3,078     1,000   *
                                      Agency.  Director of the Company since
                                      1984.
----------------------------------------------------------------------------------------------------------------
Charles A. Peters ............. 76    President, Peters Equipment, Inc.  Secretary       13,260     1,000   *
                                      of the Company.  Director of the Company
                                      since 1983.
----------------------------------------------------------------------------------------------------------------
C. E. Richner ................. 75    President, C. E. Richner Drilling Company.          2,924     1,000   *
                                      Director of the Company since 1989.
----------------------------------------------------------------------------------------------------------------
Byron K. Satterfield .......... 59    Executive Vice President and Trust Officer         17,540         -   *
                                      of First Century Bank, N.A.  Director of the
                                      Company since 1984.
 ----------------------------------------------------------------------------------------------------------------
John H. Shott ................. 50    Attorney, Shott, Gurganus & Williamson.             2,052     1,000   *
                                      New Nominee for Director.
----------------------------------------------------------------------------------------------------------------
Scott H. Shott ................ 72    Vice President, The Hugh I. Shott, Jr.,            25,148     1,000   1.30%
                                      Foundation.  Director of the Company since
                                      1985.
----------------------------------------------------------------------------------------------------------------
Walter L. Sowers .............. 59    President, Pemco Corporation, Manufacturer          8,421     1,000   *
                                      of Electrical Products.  Director of the
                                      Company since 1983.
----------------------------------------------------------------------------------------------------------------

                                                                                        Amount of Beneficial
Name and Age as of the                       Position, Principal Occupation            Ownership of Shares of
April 20, 1999 Meeting Date               Business Experience and Directorships       Common Stock and Options
----------------------------------------------------------------------------------------------------------------
                                                                                       Shares     Options   %
----------------------------------------------------------------------------------------------------------------
J. Brookins Taylor .......... 71      Physician.  Director of the Company since          36,196     1,000   1.81%
                                      1984.
----------------------------------------------------------------------------------------------------------------
Frank W. Wilkinson .......... 37      Vice President, Marketing and Branch                6,948        -    *
                                      Administration, First Century Bank, N.A.
                                      Director of the Company since 1996.
----------------------------------------------------------------------------------------------------------------
R. W. Wilkinson ............. 66      Chairman, First Century Bank.  President and      225,000        -  11.25%
                                      Chief Executive Officer of the Company and           (1)
                                      First Century Bank, N.A.  Director of the
                                      Company since 1983.
----------------------------------------------------------------------------------------------------------------

* Indicates the Director owns less than 1% of the Company's issued and outstanding shares.

(1) Includes 205,000 shares owned of record by Mr. Wilkinson. Also includes 20,000 shares owned of record by Mr. Wilkinson's wife, as to which Mr. Wilkinson disclaims beneficial ownership.

          ITEM 2 -- APPROVAL OF AMENDMENT TO ARTICLES OF INCORPORATION
--------------------------------------------------------------------------------


     On February 16, 1999, your Board of Directors approved for presentation at the Annual Meeting, an amendment to the Company's Articles of Incorporation changing the Company's name from "Pocahontas Bankshares Corporation" to "First Century Bankshares, Inc." The primary reason for the proposed change is the marketability of the proposed new name as the Company continues to expand beyond the Bluefield, West Virginia area. A copy of the proposed amendment is attached to these proxy materials as Exhibit A.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE AMENDMENT TO THE ARTICLES OF INCORPORATION CHANGING THE COMPANY'S NAME.


                        ITEM 3 -- APPROVAL OF AUDITORS
--------------------------------------------------------------------------------


     The Board of Directors has appointed PricewaterhouseCoopers, LLP to serve as our independent auditors for 1999, subject to the ratification of our shareholders.

     Representatives of PricewaterhouseCoopers, LLP will be present at the Annual Meeting to answer questions. They will also have the opportunity to make a statement if they desire to do so.

     The affirmative vote of a majority of votes cast on this proposal is required for the approval of this proposal.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF
PRICEWATERHOUSECOOPERS, LLP AS OUR INDEPENDENT AUDITORS FOR THE YEAR 1999.

                             EXECUTIVE COMPENSATION
--------------------------------------------------------------------------------

CASH COMPENSATION

     Executive officers of the Company are not compensated for services rendered to the Company. Executive officers of its subsidiaries are compensated for services rendered. The table below sets forth the cash compensation of the Company's Chief Executive Officer and any executive officer of Pocahontas Bankshares Corporation or its subsidiaries earning $100,000 or more for the years ended December 31, 1998, 1997 and 1996.

-------------------------------------------------------------------------------------------------------------------
                                          SUMMARY COMPENSATION TABLE
-------------------------------------------------------------------------------------------------------------------
                                                                                        Long Term
                                              Annual Compensation                      Compensation
                              -----------------------------------------------------------------------
                                                                                         Securities
Name and                                                              Other              Underlying        All
Principal Position              Year      Salary    Bonus /(1)/   Compensation /(2)/      Options      Other /(3)/
R. W. Wilkinson                 1998     $196,760     $82,532            $1,800            23,820        $45,641
Chairman, President and CEO
                                1997     $187,280     $69,304            $5,100                 0        $41,565
                                1996     $181,680     $29,533            $4,600                 0        $28,669
Byron K. Satterfield            1998     $101,360     $13,971            $1,400             7,395        $13,966
Executive Vice President and
Trust Officer
                                1997     $ 95,680     $14,009            $3,900                 0        $11,844
                                1996     $ 92,868     $13,361            $3,700                 0        $10,998
-------------------------------------------------------------------------------------------------------------------

(1) The amounts in the Bonus column include cash bonuses paid pursuant to The Executive Bonus Plan. Mr. Wilkinson received the following amounts under this plan: 1998 - $30,015; 1997 - $21,137; and 1996 -$20,603. Mr. received the following amounts under this plan: 1998 - $10,350; 1997 - $10,795; and 1996 - $10,528. A similar bonus plan is in effect for the fiscal year ending December 31, 1999. Additionally, under a split-dollar life insurance arrangement, Mr. Wilkinson received the following bonus amounts to be applied to the cost of insurance: 1998 - $52,517; 1997- $48,167; and 1996 -
     $8,930. Mr. Satterfield received the following amounts under a similar split-dollar life insurance arrangement: 1998 -$3.621; 1997 - $3,214; and 1996 - $2,833.

(2)  Includes amounts paid for services as a director.

(3) Includes amounts contributed by the Corporation pursuant to its qualified 401(k) retirement savings plan as follows: Mr. Wilkinson, 1998 - $5,000; 1997 - $4,750; and 1996 - $4,220; Mr. Satterfield, 1998 - $5,000; 1997 -
     $4,000; and 1996 - $4,200. Additionally, the current dollar value of the benefit to executive officers of the remainder of the premiums paid by the Corporation under a split-dollar life insurance arrangement, projected on an actuarial basis, is as follows: Mr. Wilkinson, 1998 - $40,641; 1997 - $36,815; and 1996 - $24,449; Mr. Satterfield, 1998 - $8,966; 1997 - $7,844;
     and 1996 - $6,798.

          The Corporation provides certain personal benefits to officers not directly related to job performance, such as personal use of automobiles and the portion of club dues and fees which may be attributable to personal use. Management of the Corporation has concluded that the aggregate amounts of such personal benefits do not exceed the lesser of either $50,000 or 10% of total salary and bonus for any individual officer.

                             OPTION GRANTS IN 1998


     This table shows all options to purchase our common stock granted to each or our Named Executive Officers in 1998 and the potential value of such grants at stock price appreciation rates of 5% and 10%, compounded annually over the maximum ten-year term of the options. The 5% and 10% rates of appreciation are required to be disclosed by Securities and Exchange Commission rules and are not intended to forecast possible future appreciation, if any, in our stock price.

 ----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Potential Realization Value at
                                                                                                            Assumed
                                                                                                  Annual Rages of Stock Price
                                                 Individual Grants                              Appreciation for Option Term ($)
                         ----------------------------------------------------------------       --------------------------------

                                              Percent of
                            Number of            Total
                            Securities         Options        Exercise
          Name              Underlying        Granted to        or
                             Options           Employees        Base
                             Granted              in           Price           Expiration
                             (#)(1)           Fiscal Year    ($/Sh)(2)            Date           5%          10%
----------------------------------------------------------------------------------------------------------------------------------
R. W. Wilkinson               23,820              41%           20.25         July 1, 2008     303,352     768,729

Byron K. Satterfield           7,395              13%           20.25         July 1, 2008     94,177      238,654

(1) Option grants for Named Executive Officers who received grants in 1998 consisted of grants that are exercisable over five (5) years at a rate of 20% per year on each anniversary date beginning on July 1, 1999.
(2) The exercise price for all stock option grants shown in this column is the average of the closing prices reported on the last five (5) business days prior to the date on which the common stock traded.
--------------------------------------------------------------------------------

                    EXECUTIVE COMPENSATION COMMITTEE REPORT

     Please see the glossary at the end of this report for definitions of the capitalized terms used in this report which have not already been defined in this Proxy Statement.

OVERVIEW OF COMPENSATION PHILOSOPHY

     The Committee establishes the salaries and other compensation of the executive officers of the Company, including its President and CEO and other Named Executive Officers. The Committee consists entirely of independent Directors who are not officers or employees of the Company.

     The Company's executive compensation program is designed to:

 . retain executive officers by paying them competitively, motivate them to contribute to the Company's success, and reward them for their performance;

 . link a substantial part of each executive officer's compensation to the performance of both the Company and the individual executive officer; and

 . encourage ownership of Company common stock by executive officers.

     As discussed below, the program consists of, and is intended to balance, three elements:

 . SALARIES. Salaries are based on the Committee's evaluation of individual job performance and an assessment of the salaries and total compensation mix paid by the Company's Peer Group to executive officers holding equivalent positions.

 . EXECUTIVE ANNUAL INCENTIVE AWARDS. Executive Annual Incentive Awards are based on an evaluation of both individual and Company performance against qualitative and quantitative measures.

 . LONG-TERM INCENTIVE COMPENSATION. Long-term incentive awards, which consist of stock options are designed to insure that incentive compensation is linked to the long-term performance of the Company and its common stock.

EVALUATION OF EXECUTIVE PERFORMANCE

     The Committee does not usually rely solely on predetermined formulae or a limited set of criteria when it evaluates the performance of the President and CEO and the Company's other executive officers. Instead, the Committee considers:

 . management's overall accomplishments;

 . the accomplishments of the individual executives;

 . the Company's financial performance; and

 . other criteria discussed below.

     In 1998, management continued to effectively implement its long-term strategies, which included:

 . growth and expansion of the current market share.

 . growth into new markets.

     The Committee believes that the success of these strategies is evidenced by:

 . the Company's strong financial performance in 1998;

 . the Company's completed branch acquisition in 1998, within the Company's current market.

 . execution of an agreement to acquire a branch in the Company's target expanded market.

TOTAL COMPENSATION

     Target total compensation levels of Company executives are established with consideration given to an analysis of competitive market total compensation. The total compensation package for each executive is then broken down into the basic components indicated above and discussed in more detail below. In recent years, the Committee has been directing a shift in the mix of the Company's executive compensation towards incentive compensation, with proportionately lesser emphasis on salaries. This strategy is intended to increase the performance orientation of the Company's executive compensation, and the Committee intends to continue this emphasis in 1999. Based on available public data and the analysis of its outside compensation advisors, the total compensation of Mr. Wilkinson and the other Named Executive Officers generally fell in the median of total compensation paid by the Peer Group to their executives holding equivalent positions. The Committee believes that position was consistent with the outstanding performance of the Company compared to the Peer Group.

SALARIES

     In setting salaries, the first element of executive compensation, the Committee did not use a predetermined formula. Instead, the 1998 salaries of the President and CEO and the other executive officers were based on:

 .    the Committee's evaluation of each officer's individual job performance;

 .    an assessment of the Company's performance; and

 .    a consideration of salaries paid by the Peer Group to executive officers holding equivalent positions.

     PRESIDENT AND CEO. Mr. Wilkinson's salary in 1998 totaled $196,760. Compensation for 1999 has not been set. It is anticipated that Mr. Wilkinson's salary will be adjusted for inflation.

     OTHER NAMED EXECUTIVE OFFICER. The 1998 salary of Mr. Satterfield, the other Named Executive Officer is shown in the "Salary" column of the Summary Compensation Table.

EXECUTIVE ANNUAL INCENTIVE AWARDS

     The second element of the executive compensation program is the Executive Bonus Plan.

     The Board of Directors adopted the Executive Bonus Plan in 1998. Under the terms of this plan, the Board awards a bonus based on a formula which considers the return of average assets and overall growth of the Company.

     For 1998, an annual incentive award of $30,015 for Mr. Wilkinson was approved by the Committee and confirmed by the Board. The Annual Incentive Awards for 1998 paid to each of the Named Executive Officers are shown in the "Bonus" column of the Summary Compensation Table.

LONG-TERM INCENTIVE COMPENSATION -STOCK OPTION PLAN

     In 1998, Mr. Wilkinson and the other executive officers participated in the Company's long-term incentive compensation program, the third element of executive compensation. As discussed below, the program consisted of stock option grants made under the Company's Stock Option Plan.

     The Compensation Committee recommended and the Board approved the granting of Stock Options to each executive officer in 1998 under the Company's Officer Stock Option Plan. In selecting the size of the stock option grants, the Committee reviewed:

 . competitive data relating to similar grants made by the Peer Group to executive officers holding comparable positions; and

 . the individual stock ownership of the Company's executive officers.

     PRESIDENT AND CEO. Based upon this data, Mr. Wilkinson was awarded Stock Options for 23,820 shares of common stock.

     OTHER NAMED EXECUTIVE OFFICER. The other Named Executive Officer, Mr. Satterfield, was awarded the number of Stock Options shown in the table headed "Option Grants in 1998." The Key-Employee Stock Options of the Named Executive Officers and all other executive officers will vest over a five (5) year period with twenty (20) percent of the options vesting each year.

GLOSSARY

     COMMITTEE. The Executive Compensation Committee of the Board of Directors which is comprised of the non-employee members of the Executive committee.

     EXECUTIVE BONUS AWARDS. These awards are annual cash payments which may be awarded by the Committee pursuant to the Company's Bonus Plan which sets a maximum award to each executive officer on the basis of both Company performance and individual performance over the prior year. Qualitative and quantitative performance indicators are used to serve as the basis for an assessment of the performance of the executive officers are published by the Committee (and approved by the Board in the case of the CEO) at the beginning of the performance period.

     STOCK OPTIONS. Stock options granted under the Company's Stock Option Plan to a select group of management employees are considered to have a substantial impact on the Company's operations.

     NAMED EXECUTIVE OFFICERS. This refers to the executive officers of the Company who earn salaries in excess of $100,000.

     PEER GROUP. This group consists of a national peer group of banks with assets of 200-500 Million Dollars.

THE EXECUTIVE COMPENSATION COMMITTEE

     Robert M. Jones
     Charles A. Peters
     Scott H. Shott

POCAHONTAS BANKSHARES
CORPORATION PLANS

     RETIREMENT SAVINGS PLAN. The Company maintains a qualified 401(k) retirement savings plan. All full time employees are eligible to participate on a voluntary basis, after completing their first year of service. All employee contributions are matched by the Company at a rate of fifty percent (50%) of the employee contribution for 1998.

     PENSION PLAN. The Company and its subsidiaries have maintained a qualified, noncontributory pension plan for which each year's accrued costs are funded by the Bank. This Plan was amended January 1, 1989, to incorporate any new subsidiaries which may become associated with the Company.

     Amounts are accrued or set aside each fiscal year to provide fixed benefits to employees in the event of retirement at a specified age after a specified number of years of service. The amount of estimated annual benefits upon retirement assumes that the employee will continue to be employed at his or her present compensation until retirement at age 65.

     All employees who have attained the age of 22 and who have been employed for at least six (6) months are eligible to participate. Benefits are determined on an actuarial basis under a formula which takes into consideration the participant's years of service and highest average earnings.

     The cost of contributions to the plan is not included in the table contained under the caption "Executive Compensation" because the regular actuaries of the plan cannot readily calculate the amount of the contribution applicable to individual members of the plan. Because of the present excess funded position of the pension plan, no contributions have been made since 1985.

     The table set forth below illustrates the estimated annual retirement benefits payable to salaried employees, based on approximate current salary levels, assuming retirement at age 65 on January 1, 1999.


----------------------------------------------------------------------------
 Average Annual
 Salary, Highest                      Years of Service
   Five Years      ------------------------------------------------------
-----------------
                        15       20       25       30        35        40
                   -------  -------  -------  -------  --------  --------
    $ 15,000       $ 4,275  $ 5,700  $ 7,125  $ 8,550  $  9,975  $ 11,400

    $ 25,000         7,125    9,500   11,875   14,250    16,625    19,000

    $ 35,000         9,975   13,300   16,625   19,950    23,275    26,600

    $ 45,000        12,825   17,100   21,375   25,650    29,925    34,200

    $ 55,000        15,675   20,900   26,125   31,350    36,575    41,800

    $ 65,000        18,525   24,700   30,875   37,050    43,225    49,400

    $ 75,000        21,375   28,500   35,625   42,750    49,875    57,000

    $ 85,000        24,225   32,300   40,375   48,450    56,525    64,600

    $ 95,000        27,075   36,100   45,125   54,150    63,175    72,200

    $105,000        29,925   39,900   49,875   59,850    69,825    79,800
----------------------------------------------------------------------------

----------------------------------------------------------------------------
 Average Annual
 Salary, Highest                      Years of Service
   Five Years      ------------------------------------------------------
-----------------
                        15       20       25       30        35        40
                   -------  -------  -------  -------  --------  --------
    $115,000        32,775   43,700   54,625   65,550    76,475    87,400

    $125,000        35,625   47,500   59,375   71,250    83,125    95,000

    $135,000        38,475   52,300   64,125   76,950    89,775   102,600

    $145,000        41,325   55,100   68,875   82,650    96,425   110,200

    $150,000        42,750   57,000   71,250   85,500    99,750   114,000

    $155,000        44,175   58,900   73,625   88,350   103,075   117,800

    $160,000        45,600   60,800   76,000   91,200   106,400   121,000
----------------------------------------------------------------------------

          As of December 31, 1998, Mr. Wilkinson had 36 credited years of service and Mr. Satterfield had 35 credited years of service under the pension plan.

                               PERFORMANCE GRAPH

     This graph compares our total shareholder returns (assuming reinvestment of dividends), the NASDAQ stock index and the Carson Medlin Company's Independent Bank Index. The Independent Bank Index is the compilation of the total return to shareholders over the past five years of a group of 23 independent community banks located in the southeastern states of Florida, Georgia, North Carolina, South Carolina, Tennessee, Virginia and West Virginia.

                             [GRAPH APPEARS HERE]


-------------------------------------------------------------------------
                                     1993  1994  1995  1996  1997  1998
-------------------------------------------------------------------------
POCAHONTAS BANKSHARES CORPORATION     100   147   182   214   230   293

INDEPENDENT BANK INDEX                100   119   151   191   280   296

NASDAQ INDEX                          100    98   138   170   209   293
-------------------------------------------------------------------------

                            PRINCIPAL STOCKHOLDERS

     The following table sets forth, as of February 28, 1999, the persons or entities who to the best information and knowledge of the Corporation, beneficially own more than 5% of the outstanding shares of the Corporation's Common Stock. Except where otherwise indicated, the following stockholders are the record owners of, and possess sole voting and investment powers with respect to, all of their shares.

        Name and Address          Amount and Nature of       Percent
      of Beneficial Owner         Beneficial Ownership      of Class
      -------------------         --------------------      ---------
R. W. Wilkinson                           225,000/(1)/         11.25%
2207 Orchard Way
Bluefield, West Virginia 24701

The Ethel N. Bowen Foundation             130,000/(2)/          6.50%
500 Federal Street
Bluefield, West Virginia 24701


(1) Includes 205,000 shares owned of record by Mr. Wilkinson. Also includes 20,000 shares owned of record by Mr. Wilkinson's wife, as to which Mr. Wilkinson disclaims beneficial ownership.

(2) These shares are held by First Century Bank, N.A. as a safekeeping custodian for The Ethel N. Bowen Foundation. The Ethel N. Bowen Foundation is a private charitable foundation, the affairs of which are governed by a board of directors composed of five persons. Four of these directors are also directors of Pocahontas Bankshares Corporation and First Century Bank, N.A. and include:
B. L. Jackson, Jr., B. K. Satterfield, F. W. Wilkinson, and R. W. Wilkinson. The fifth director is Henry C. Bowen.

               REQUIREMENTS, INCLUDING DEADLINES, FOR SUBMISSION
                            OF PROXY PROPOSALS AND
                        OTHER BUSINESS OF SHAREHOLDERS
________________________________________________________________________________

     The Board is not aware of any matters that are expected to come before the Annual Meeting other than those referred to in this Proxy Statement. If any other matter should come before the Annual Meeting, the persons named in the accompanying proxy intend to vote the proxies in accordance with their best judgment.

     Under the rules of the SEC, shareholder proposals intended to be presented at the Company's 1999 Annual Meeting of Shareholders must be received by us,
Attention: Secretary, at our principal executive offices by December 31, 1999 for inclusion in the proxy statement and form of proxy relating to that meeting.

STOCK TRANSFERS

     Shares of the Company's common stock are occasionally bought and sold by private individuals, firms or corporations. In many instances, the Company does not have knowledge of the purchase price or the terms of the purchase. No definitive records of bids and ask or sale prices are available.

     If you would like information about firms that make a market in our stock, you may contact J. Ronald Hypes, Treasurer, Pocahontas Bankshares Corporation, 500 Federal Street, Bluefield, West Virginia 24701.

________________________________________________________________________________
                                   FORM 10-K
________________________________________________________________________________

     THE COMPANY WILL FURNISH WITHOUT CHARGE TO EACH PERSON WHOSE PROXY IS BEING SOLICITED, UPON THE REQUEST OF ANY SUCH PERSON, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR 1998. REQUESTS FOR COPIES OF SUCH REPORT SHOULD BE DIRECTED TO J. RONALD HYPES, TREASURER, POCAHONTAS BANKSHARES CORPORATION, 500 FEDERAL STREET, BLUEFIELD, WEST VIRGINIA 24701.

________________________________________________________________________________

     Whether or not you plan to attend the Meeting, please mark, sign, date and promptly return the enclosed proxy in the enclosed envelope. No postage is required for mailing in the United States.

                                             By Order of the Board of Directors,

March 30, 1999

                                                                       EXHIBIT A


         PROPOSED AMENDMENT TO THE COMPANY'S ARTICLES OF INCORPORATION


Article I which reads:

     I. The undersigned agrees to become a corporation by the name of POCAHONTAS BANKSHARES CORPORATION.


would be amended to read:

     I. The undersigned agrees to become a corporation by the name of FIRST CENTURY BANKSHARES, INC.

                 PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR
                     THE ANNUAL MEETING OF STOCKHOLDERS OF
                       POCAHONTAS BANKSHARES CORPORATION


  The undersigned stockholder(s) of POCAHONTAS BANKSHARES CORPORATION, hereby appoints and constitutes CHARLES A. PETERS, C. E. RICHNER, BYRON K. SATTERFIELD AND WALTER L. SOWERS, or any one of them, but if more than one present, a majority of them present, to act as lawful attorney or proxy of the undersigned, with the power of substitution for and in the name, place and stead of the undersigned, to vote at the Annual Meeting of Stockholders of the Corporation to be held on April 20, 1999, at Fincastle Country Club, Route 720, Double Gates, Bluefield, Virginia, at 11:00 a.m. or any adjournment thereof, for the following purposes and upon any other matters that may come before the meeting or any adjournment thereof, with all the powers the undersigned would possess if personally present, hereby revoking all previous proxies:

1. To elect fourteen (14) directors of the Corporation for terms of one year, and until their successors are elected and qualified.
  [_] FOR all nominees listed below     [_] WITHHOLD AUTHORITY
  (except as marked to the contrary     You also may withhold authority to
  below)                                vote for any nominee by lining through
                                        or otherwise striking out his name.

Paul Cole, Jr.            Harold L. Miller        John H. Shott          J. Brookins Taylor, M.D.
Eustace Frederick         Charles A. Peters       Scott H. Shott         Frank. W. Wilkinson
B. L. Jackson, Jr.        C. E. Richner           Walter L. Sowers       R. W. Wilkinson
Robert M. Jones, M.D.     Byron K. Satterfield



2. To approve an amendment to the Articles of Incorporation changing the Corporation's name to First Century Bankshares, Inc.
             [_] FOR                  [_] AGAINST               [_] ABSTAIN
                 (Continued and to be signed on reverse side)

3. To ratify the selection of the firm of PricewaterhouseCoopers, LLP, as independent auditors of the Corporation for the fiscal year ending December 31, 1999.
             [_] FOR                  [_] AGAINST               [_] ABSTAIN

4. In their discretion, the Proxies are authorized to vote upon such other business as may properly be brought before the meeting or any adjournment thereof.

  THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED RATABLY FOR PROPOSAL 1 AND WILL BE VOTED FOR PROPOSALS 2 AND 3.


                                            Dated this .................., 1999

                                            ...................................
                                                                      Signature

                                            ...................................
                                                                      Signature
                                            (When signing as an attorney,
                                            administrator, trustee or
                                            guardian, please give full title
                                            as such. If a corporation, please
                                            sign in full corporate name by
                                            President or other authorized
                                            officer. If a partnership, please
                                            sign in partnership name by
                                            authorized person. For joint
                                            accounts, each joint owner should
                                            sign.)

  (Please date and sign exactly as name(s) appear on the share certificate.)